Employee Benefit Plans	12 Months Ended
Dec. 31, 2016
Employee Benefits and Share-based Compensation [Abstract]
Employee Benefit Plans
EMPLOYEE BENEFIT PLANS
We sponsor numerous domestic and foreign employee benefit plans, which are discussed below.
Employee Savings Plans. We sponsor various employee savings plans. Our contributions to employer sponsored defined contribution plans were $318 million, $356 million and $330 million for 2016, 2015 and 2014, respectively.
Our non-union domestic employee savings plan uses an Employee Stock Ownership Plan (ESOP) for employer matching contributions. External borrowings were used by the ESOP to fund a portion of its purchase of ESOP stock from us. The external borrowings have been extinguished and only re-amortized loans remain between UTC and the ESOP Trust. As ESOP debt service payments are made, common stock is released from an unreleased shares account. ESOP debt may be prepaid or re-amortized to either increase or decrease the number of shares released so that the value of released shares equals the value of plan benefit. We may also, at our option, contribute additional common stock or cash to the ESOP.
Shares of common stock are allocated to employees' ESOP accounts at fair value on the date earned. Cash dividends on common stock held by the ESOP are used for debt service payments. Participants may choose to have their ESOP dividends reinvested or distributed in cash. Common stock allocated to ESOP participants is included in the average number of common shares outstanding for both basic and diluted earnings per share. At December 31, 2016, 27.8 million common shares had been allocated to employees, leaving 11.7 million unallocated common shares in the ESOP Trust, with an approximate fair value of $1.3 billion.
Pension Plans. We sponsor both funded and unfunded domestic and foreign defined benefit pension plans that cover a large number of our employees. Our largest plans are generally closed to new participants. Our plans use a December 31 measurement date consistent with our fiscal year.

(dollars in millions)	2016	2015
Change in Benefit Obligation:
Beginning balance	$35,428	$37,853
Service cost	383	493
Interest cost	1,183	1,399
Actuarial loss (gain)	1,831	(1,716)
Total benefits paid	(1,660)	(1,796)
Net settlement, curtailment and special termination benefits	(1,566)	(55)
Plan amendments	17	39
Other	(693)	(789)
Ending balance	$34,923	$35,428

Change in Plan Assets:
Beginning balance	$31,011	$32,738
Actual return on plan assets	3,202	265
Employer contributions	384	520
Benefits paid	(1,660)	(1,796)
Settlements	(1,632)	(59)
Other	(750)	(657)
Ending balance	$30,555	$31,011

Funded Status:
Fair value of plan assets	$30,555	$31,011
Benefit obligations	(34,923)	(35,428)
Funded status of plan	$(4,368)	$(4,417)

Amounts Recognized in the Consolidated Balance Sheet Consist of:
Noncurrent assets	$451	$742
Current liability	(72)	(71)
Noncurrent liability	(4,747)	(5,088)
Net amount recognized	$(4,368)	$(4,417)

Amounts Recognized in Accumulated Other Comprehensive Loss Consist of:
Net actuarial loss	$7,941	$8,224
Prior service credit	(6)	(57)
Net amount recognized	$7,935	$8,167

At the end of fiscal 2015, we changed the approach we use to estimate the service and interest components of net periodic pension cost for our significant pension plans. This change compared to the previous approach resulted in a net decrease in the service and interest components of our annual net periodic pension cost of approximately $215 million for 2016. Historically, we estimated the service and interest cost components utilizing a single-weighted average discount rate derived from the yield curve used to measure the benefit obligation at the beginning of the period. We have elected to utilize a full yield curve approach in the estimation of these components by applying the specific spot rates along the yield curve used in determination of the benefit obligation to the relevant projected cash flows. We have made this change to provide a more precise measurement of service and interest costs by improving the correlation between projected benefit cash flows to the corresponding spot yield curve rates. This change does not materially affect the measurement of our total benefit obligations.
As part of our long-term strategy to de-risk our defined benefit pension plans, we entered into an agreement to purchase a group annuity contract to transfer approximately $768 million of our outstanding pension benefit obligations related to certain U.S. retirees or beneficiaries, which was finalized on October 12, 2016. We also offered certain former U.S. employees or beneficiaries (generally all former U.S. participants not yet in receipt of their vested pension benefits) an option to take a one-time lump-sum distribution in lieu of future monthly pension payments, which reduced our pension benefit obligations by approximately $935 million. These transactions reduced the assets of our defined benefit pension plans by approximately $1.5 billion. As a result of these transactions, we recognized a one-time pre-tax pension settlement charge of approximately $423 million in the fourth quarter of 2016.
The amounts included in "Other" in the above table primarily reflect the impact of foreign exchange translation, primarily for plans in the U.K. and Canada.
As approved in 2016, effective January 1, 2017, a voluntary lump-sum option is available for the frozen final average earnings benefits of certain U.S. salaried employees upon termination of employment after 2016. This option provides participants with the choice of electing to receive a lump-sum payment in lieu of receiving a future monthly pension benefit. This plan change reduced the projected benefit obligation by $170 million.
In 2014, we offered a voluntary lump-sum pension payout program to certain eligible terminated vested participants (generally any terminated vested participant with a lump-sum value of $50,000 or less) that settled our obligation to those participants who accepted the offer. The program provided participants with a one-time choice of electing to receive a lump-sum settlement in lieu of receiving a future monthly pension benefit. Payments to participants who accepted the offer began in 2014 and were completed in 2015. As part of this voluntary lump-sum program, the Company settled $147 million and $311 million of its projected benefit obligation in 2015 and 2014, respectively.
Qualified domestic pension plan benefits comprise approximately 75% of the projected benefit obligation. Benefits for union employees are generally based on a stated amount for each year of service. For non-union employees, benefits for service up to December 31, 2014 are generally based on an employee's years of service and compensation through December 31, 2014. Benefits for service after December 31, 2014 are based on the existing cash balance formula that was adopted in 2003 for newly hired non-union employees and for other non-union employees who made a one-time voluntary election to have future benefit accruals determined under this formula. Certain foreign plans, which comprise approximately 24% of the projected benefit obligation, are considered defined benefit plans for accounting purposes. Nonqualified domestic pension plans provide supplementary retirement benefits to certain employees and are not a material component of the projected benefit obligation.
We made $100 million of cash contributions to our domestic defined benefit pension plans and made $203 million of cash contributions to our foreign defined benefit pension plans in 2016. In 2015, we contributed $250 million in UTC common stock to our domestic defined benefit pension plans and made $147 million of cash contributions to our foreign defined benefit pension plans.
Information for pension plans with accumulated benefit obligations in excess of plan assets:

(dollars in millions)	2016	2015
Projected benefit obligation	$32,732	$30,915
Accumulated benefit obligation	32,095	30,362
Fair value of plan assets	27,943	25,827

The accumulated benefit obligation for all defined benefit pension plans was $34.2 billion and $34.6 billion at December 31, 2016 and 2015, respectively.
The components of the net periodic pension cost are as follows:

(dollars in millions)	2016	2015	2014
Pension Benefits:
Service cost	$383	$493	$487
Interest cost	1,183	1,399	1,517
Expected return on plan assets	(2,202)	(2,264)	(2,215)
Amortization of prior service credit	(33)	(11)	(8)
Recognized actuarial net loss	572	882	429
Net settlement, curtailment and special termination benefits loss	498	150	13
Net periodic pension cost - employer	$401	$649	$223

Net settlement and curtailment losses for pension benefits includes curtailment losses of approximately $109 million and $1 million related to, and recorded in, discontinued operations for the years ended December 31, 2015 and 2014, respectively. In addition, total net periodic pension cost includes approximately $98 million and $96 million related to, and recorded in, discontinued operations for the years ended December 31, 2015 and 2014, respectively.
Other changes in plan assets and benefit obligations recognized in other comprehensive loss in 2016 are as follows:

(dollars in millions)
Current year actuarial loss	$831
Amortization of actuarial loss	(572)
Current year prior service cost	17
Amortization of prior service credit	33
Net settlement and curtailment loss	(436)
Other	(105)
Total recognized in other comprehensive loss	$(232)
Net recognized in net periodic pension cost and other comprehensive loss	$169

The estimated amount that will be amortized from accumulated other comprehensive loss into net periodic pension cost in 2017 is as follows:

(dollars in millions)
Net actuarial loss	$571
Prior service credit	(36)
$535

Major assumptions used in determining the benefit obligation and net cost for pension plans are presented in the following table as weighted-averages:

	Benefit Obligation		Net Cost
	2016	2015	2016	2015	2014
Discount rate
PBO	3.8%	4.1%	4.1%	3.8%	4.7%
Interest cost[1]	—	—	3.4%	—	—
Service cost[1]	—	—	3.8%	—	—
Salary scale	4.1%	4.2%	4.2%	4.2%	4.2%
Expected return on plan assets	—	—	7.3%	7.6%	7.6%

Note 1
The 2016 discount rates used to measure the service cost and interest cost applies to our significant plans. The PBO discount rate is used for the service cost and interest cost measurements for non-significant plans.

In determining the expected return on plan assets, we consider the relative weighting of plan assets, the historical performance of total plan assets and individual asset classes, and economic and other indicators of future performance. In addition, we may consult with and consider the opinions of financial and other professionals in developing appropriate capital market assumptions. Return projections are also validated using a simulation model that incorporates yield curves, credit spreads and risk premiums to project long-term prospective returns.
The plans' investment management objectives include providing the liquidity and asset levels needed to meet current and future benefit payments while maintaining a prudent degree of portfolio diversification considering interest rate risk and market volatility. Globally, investment strategies target a mix of 55% to 65% of growth seeking assets and 35% to 45% income generating and hedging assets using a wide diversification of asset types, fund strategies and investment managers. The growth seeking allocation consists of global public equities in developed and emerging countries, private equity, real estate and balanced market risk strategies. Within public equities, approximately 11% of the total investment portfolio is an enhanced equity strategy that invests in publicly traded equity and fixed income securities, derivatives and foreign currency. Investments in private equity are primarily via limited partnership interests in buy-out strategies with smaller allocations to distressed debt funds. The real estate strategy is principally concentrated in directly held U.S. core investments with some smaller investments in international, value-added and opportunistic strategies. Within the income generating assets, the fixed income portfolio consists of mainly government and broadly diversified high quality corporate bonds.
The plans have continued their pension risk management techniques designed to reduce the plans' interest rate risk. More specifically, the plans have incorporated liability hedging programs that include the adoption of a risk reduction objective as part of the long-term investment strategy. Under this objective the interest rate hedge is dynamically increased as funded status improves. The hedging programs incorporate a range of assets and investment tools, each with ranging interest rate sensitivity. The investment portfolios are currently hedging approximately 35% to 45% of the interest rate sensitivity of the pension plan liabilities.
The fair values of pension plan assets at December 31, 2016 and 2015 by asset category are as follows:

(dollars in millions)	Quoted Prices in Active Markets For Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Not Subject to Leveling	Total
Asset Category:
Public Equities
Global Equities	$4,682	$3	$—	$—	$4,685
Global Equity Commingled Funds[1]	—	367	—	—	367
Enhanced Global Equities [2]	168	1,494	—	—	1,662
Global Equity Funds at net asset value[8]	—	—	—	7,090	7,090
Private Equities [3,8]	—	—	122	1,239	1,361
Fixed Income Securities
Governments	260	54	—	—	314
Corporate Bonds	—	7,637	—	—	7,637
Fixed Income Securities[8]	—	—	—	2,788	2,788
Real Estate [4,8]	—	17	1,285	513	1,815
Other [5,8]	—	289	—	1,819	2,108
Cash & Cash Equivalents [6,8]	100	75	—	121	296
Subtotal	$5,210	$9,936	$1,407	$13,570	30,123
Other Assets & Liabilities[7]					432
Total at December 31, 2016					$30,555
Public Equities
Global Equities	$5,884	$—	$—	$—	$5,884
Global Equity Commingled Funds[1]	—	779	—	—	779
Enhanced Global Equities [2]	237	616	—	—	853
Global Equity Funds at net asset value [8]	—	—	—	6,475	6,475
Private Equities [3,8]	—	—	182	1,335	1,517
Fixed Income Securities
Governments	365	53	—	—	418
Corporate Bonds	—	7,013	—	—	7,013
Fixed Income Securities[8]	—	—	—	2,992	2,992
Real Estate [4,8]	—	10	1,165	1,079	2,254
Other [5,8]	—	334	—	1,706	2,040
Cash & Cash Equivalents [6,8]	—	159	—	334	493
Subtotal	$6,486	$8,964	$1,347	$13,921	30,718
Other Assets & Liabilities[7]					293
Total at December 31, 2015					$31,011

Note 1	Represents commingled funds that invest primarily in common stocks.

Note 2
Represents enhanced equity separate account and commingled fund portfolios. A portion of the portfolio may include long-short market neutral and relative value strategies that invest in publicly traded, equity and fixed income securities, as well as derivatives of equity and fixed income securities and foreign currency.

Note 3	Represents limited partner investments with general partners that primarily invest in debt and equity.

Note 4	Represents investments in real estate including commingled funds and directly held properties.

Note 5	Represents insurance contracts and global balanced risk commingled funds consisting mainly of equity, bonds and some commodities.

Note 6	Represents short-term commercial paper, bonds and other cash or cash-like instruments.

Note 7	Represents trust receivables and payables that are not leveled.

Note 8
In accordance with ASU 2015-07, Fair Value Measurement (Topic 820), certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented for the total pension benefits plan assets.

Derivatives in the plan are primarily used to manage risk and gain asset class exposure while still maintaining liquidity. Derivative instruments mainly consist of equity futures, interest rate futures, interest rate swaps and currency forward contracts.
Our common stock represents approximately 1% and 3% of total plan assets at December 31, 2016 and 2015, respectively. We review our assets at least quarterly to ensure we are within the targeted asset allocation ranges and, if necessary, asset balances are adjusted back within target allocations. We employ a broadly diversified investment manager structure that includes diversification by active and passive management, style, capitalization, country, sector, industry and number of investment managers.
The fair value measurement of plan assets using significant unobservable inputs (Level 3) changed due to the following:

(dollars in millions)	Private Equities	Real Estate	Total
Balance, December 31, 2014	$145	$975	$1,120
Realized gains (losses)	3	(4)	(1)
Unrealized gains relating to instruments still held in the reporting period	42	105	147
Purchases, sales, and settlements, net	(8)	89	81
Balance, December 31, 2015	182	1,165	1,347
Realized gains	46	19	65
Unrealized gains relating to instruments still held in the reporting period	5	18	23
Purchases, sales, and settlements, net	(111)	83	(28)
Balance, December 31, 2016	$122	$1,285	$1,407

Quoted market prices are used to value investments when available. Investments in securities traded on exchanges, including listed futures and options, are valued at the last reported sale prices on the last business day of the year or, if not available, the last reported bid prices. Fixed income securities are primarily measured using a market approach pricing methodology, where observable prices are obtained by market transactions involving identical or comparable securities of issuers with similar credit ratings. Mortgages have been valued on the basis of their future principal and interest payments discounted at prevailing interest rates for similar investments. Investment contracts are valued at fair value by discounting the related cash flows based on current yields of similar instruments with comparable durations. Real estate investments are valued on a quarterly basis using discounted cash flow models which consider long-term lease estimates, future rental receipts and estimated residual values. Valuation estimates are supplemented by third-party appraisals on an annual basis.
Private equity limited partnerships are valued quarterly using discounted cash flows, earnings multiples and market multiples. Valuation adjustments reflect changes in operating results, financial condition, or prospects of the applicable portfolio company. Over-the-counter securities and government obligations are valued at the bid prices or the average of the bid and ask prices on the last business day of the year from published sources or, if not available, from other sources considered reliable, generally broker quotes. Temporary cash investments are stated at cost, which approximates fair value.
Although we are not required to make additional contributions to our domestic defined benefit pension plans through the end of 2021, we may elect to make discretionary contributions in 2017. We expect to make total contributions of approximately $300 million to our global defined benefit pension plans in 2017, including discretionary contributions of approximately $150 million to our domestic defined benefit pension plans. Contributions do not reflect benefits to be paid directly from corporate assets.
Benefit payments, including amounts to be paid from corporate assets, and reflecting expected future service, as appropriate, are expected to be paid as follows: $1,930 million in 2017, $1,847 million in 2018, $1,896 million in 2019, $1,948 million in 2020, $1,994 million in 2021, and $10,545 million from 2022 through 2026.
Postretirement Benefit Plans. We sponsor a number of postretirement benefit plans that provide health and life benefits to eligible retirees. Such benefits are provided primarily from domestic plans, which comprise approximately 87% of the benefit obligation. The postretirement plans are unfunded.

(dollars in millions)	2016	2015
Change in Benefit Obligation:
Beginning balance	$890	$952
Service cost	3	3
Interest cost	34	34
Actuarial gain	(48)	—
Total benefits paid	(97)	(104)
Other	23	5
Ending balance	$805	$890

Change in Plan Assets:
Beginning balance	$—	$—
Employer contributions	80	84
Benefits paid	(97)	(104)
Other	17	20
Ending balance	$—	$—

Funded Status:
Fair value of plan assets	$—	$—
Benefit obligations	(805)	(890)
Funded status of plan	$(805)	$(890)

Amounts Recognized in the Consolidated Balance Sheet Consist of:
Current liability	$(78)	$(84)
Noncurrent liability	(727)	(806)
Net amount recognized	$(805)	$(890)

Amounts Recognized in Accumulated Other Comprehensive Loss Consist of:
Net actuarial gain	$(152)	$(109)
Prior service credit	(5)	(1)
Net amount recognized	$(157)	$(110)

The components of net periodic benefit cost are as follows:

(dollars in millions)	2016	2015	2014
Other Postretirement Benefits:
Service cost	$3	$3	$3
Interest cost	34	34	41
Amortization of prior service credit	—	—	(1)
Recognized actuarial net gain	(4)	(4)	(4)
Net settlement and curtailment gain	—	(1)	—
Net periodic other postretirement benefit cost	$33	$32	$39

Other changes in plan assets and benefit obligations recognized in other comprehensive loss in 2016 are as follows:

(dollars in millions)
Current year actuarial gain	$(46)
Current year prior service credit	(4)
Amortization of actuarial net gain	4
Other	(1)
Total recognized in other comprehensive loss	$(47)
Net recognized in net periodic other postretirement benefit cost and other comprehensive loss	$(14)

The estimated amounts that will be amortized from accumulated other comprehensive loss into net periodic benefit cost in 2017 include actuarial net gains of $10 million and prior service credits of $1 million.
Major assumptions used in determining the benefit obligation and net cost for postretirement plans are presented in the following table as weighted-averages:

	Benefit Obligation		Net Cost
	2016	2015	2016	2015	2014
Discount rate	3.8%	4.0%	4.0%	3.8%	4.4%

Assumed health care cost trend rates are as follows:

	2016	2015
Health care cost trend rate assumed for next year	6.5%	6.5%
Rate that the cost trend rate gradually declines to	5.0%	5.0%
Year that the rate reaches the rate it is assumed to remain at	2022	2022

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	2016 One-Percentage-Point
(dollars in millions)	Increase	Decrease
Effect on total service and interest cost	$3	$(2)
Effect on postretirement benefit obligation	46	(39)

Benefit payments, including net amounts to be paid from corporate assets and reflecting expected future service, as appropriate, are expected to be paid as follows: $78 million in 2017, $75 million in 2018, $70 million in 2019, $65 million in 2020, $60 million in 2021, and $242 million from 2022 through 2026.
Multiemployer Benefit Plans. We contribute to various domestic and foreign multiemployer defined benefit pension plans. The risks of participating in these multiemployer plans are different from single-employer plans in that assets contributed are pooled and may be used to provide benefits to employees of other participating employers. If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers. Lastly, if we choose to stop participating in some of our multiemployer plans, we may be required to pay those plans a withdrawal liability based on the underfunded status of the plan.
Our participation in these plans for the annual periods ended December 31 is outlined in the table below. Unless otherwise noted, the most recent Pension Protection Act (PPA) zone status available in 2016 and 2015 is for the plan's year-end at June 30, 2015, and June 30, 2014, respectively. The zone status is based on information that we received from the plan and is certified by the plan's actuary. Our significant plan is in the green zone which represents a plan that is at least 80% funded and does not require a financial improvement plan (FIP) or a rehabilitation plan (RP). An extended amortization provision of ten years is utilized to recognize investment gains or losses for our significant plan.

(dollars in millions)		Pension Protection Act Zone Status		FIP/ RP Status	Contributions
Pension Fund	EIN/Pension Plan Number	2016	2015	Pending/ Implemented	2016	2015	2014	Surcharge Imposed	Expiration Date of Collective-Bargaining Agreement
National Elevator Industry Pension Plan	23-2694291	Green	Green	No	$100	$88	$79	No	July 8, 2017
Other funds					31	32	34
					$131	$120	$113

For the plan years ended June 30, 2015 and 2014, respectively, we were listed in the National Elevator Industry Pension Plan's Forms 5500 as providing more than 5% of the total contributions for the plan. At the date these financial statements were issued, Forms 5500 were not available for the plan year ending June 30, 2016.
In addition, we participate in several multiemployer arrangements that provide postretirement benefits other than pensions, with the National Elevator Industry Health Benefit Plan being the most significant. These arrangements generally provide medical and life benefits for eligible active employees and retirees and their dependents. Contributions to multiemployer plans that provide postretirement benefits other than pensions were $17 million, $15 million and $14 million for 2016, 2015 and 2014, respectively.
Stock-based Compensation. UTC's long-term incentive plan authorizes various types of market and performance based incentive awards that may be granted to officers and employees. Our Long-Term Incentive Plan (LTIP) was last amended on February 5, 2016. Since the LTIP's inception in 2005, a total of 149 million shares have been authorized for issuance pursuant to awards under the LTIP. All equity-based compensation awards are made exclusively through the LTIP. As of December 31, 2016, approximately 38 million shares remain available for awards under the LTIP. The LTIP does not contain an aggregate annual award limit. We expect that the shares awarded on an annual basis will range from 1.0% to 1.5% of shares outstanding. The LTIP will expire after all authorized shares have been awarded or April 30, 2020, whichever is sooner.
Under the LTIP and predecessor long-term incentive plans, the exercise price of awards is set on the grant date and may not be less than the fair market value per share on that date. Generally, stock appreciation rights and stock options have a term of ten years and a minimum three-year vesting period. In the event of retirement, awards held for more than one year may become vested and exercisable subject to certain terms and conditions. LTIP awards with performance-based vesting generally have a minimum three-year vesting period and vest based on performance against pre-established metrics. In the event of retirement, vesting for awards held more than one year does not accelerate but may vest as scheduled based on actual performance relative to target metrics. We have historically repurchased shares of our common stock in an amount at least equal to the number of shares issued under our equity compensation arrangements and will continue to evaluate this policy in conjunction with our overall share repurchase program.
We measure the cost of all share-based payments, including stock options, at fair value on the grant date and recognize this cost in the Consolidated Statement of Operations as follows:

(dollars in millions)	2016	2015	2014
Continuing operations	$152	$158	$219
Discontinued operations	1	17	21
Total compensation cost recognized	$153	$175	$240

The associated future income tax benefit recognized was $49 million, $57 million and $80 million for the years ended December 31, 2016, 2015 and 2014, respectively.
For the years ended December 31, 2016, 2015 and 2014, the amount of cash received from the exercise of stock options was $17 million, $41 million and $187 million, respectively, with an associated tax benefit realized of $69 million, $89 million and $125 million, respectively. In addition, for the years ended December 31, 2016, 2015 and 2014, the associated tax benefit realized from the vesting of performance share units and other restricted awards was $17 million, $48 million and $49 million, respectively. Also, as described in Note 1 "Summary of Accounting Principles," during 2016, we early adopted the provisions of ASU 2016-09, "Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting." Please refer to Note 1 for additional information regarding the impact of the early adoption on the 2016 financial statements. As part of that adoption, we elected to apply the prospective transition method and therefore, did not revise prior years' disclosure. As such, for the years ended December 31, 2015 and 2014, based on existing guidance prior to the issuance of ASU 2016-09, $64 million and $103 million, respectively, of certain tax benefits have been reported as operating cash outflows with corresponding cash inflows from financing activities.
At December 31, 2016, there was $157 million of total unrecognized compensation cost related to non-vested equity awards granted under long-term incentive plans. This cost is expected to be recognized ratably over a weighted-average period of 3.1 years.
A summary of the transactions under all long-term incentive plans for the year ended December 31, 2016 follows:

	Stock Options		Stock Appreciation Rights		Performance Share Units		Other Incentive Shares/Units
(shares and units in thousands)	Shares	Average Price*	Shares	Average Price*	Units	Average Price**
Outstanding at:
December 31, 2015	1,879	$86.19	38,111	$83.58	2,170	$101.78	1,467
Granted	397	95.57	4,740	95.40	687	95.29	698
Exercised / earned	(239)	71.57	(5,760)	69.19	(372)	84.03	(339)
Cancelled / Other	(14)	92.02	(678)	95.03	(518)	85.92	207
December 31, 2016	2,023	$89.72	36,413	$87.18	1,967	$107.05	2,033

*	weighted-average exercise price

**	weighted-average grant stock price
 The weighted-average grant date fair value of stock options and stock appreciation rights granted during 2016, 2015 and 2014 was $14.02, $18.69 and $28.36, respectively. The weighted-average grant date fair value of performance share units, which vest upon achieving certain performance metrics, granted during 2016, 2015 and 2014 was $91.63, $120.36 and $125.41, respectively. The total fair value of awards vested during the years ended December 31, 2016, 2015 and 2014 was $165 million, $247 million and $226 million, respectively. The total intrinsic value (which is the amount by which the stock price exceeded the exercise price on the date of exercise) of stock options and stock appreciation rights exercised during the years ended December 31, 2016, 2015 and 2014 was $214 million, $281 million and $425 million, respectively. The total intrinsic value (which is the stock price at vesting) of performance share units and other restricted awards vested was $61 million, $151 million and $154 million during the years ended December 31, 2016, 2015 and 2014, respectively.
The following table summarizes information about equity awards outstanding that are vested and expected to vest and equity awards outstanding that are exercisable at December 31, 2016:

	Equity Awards Vested and Expected to Vest				Equity Awards That Are Exercisable
(shares in thousands; aggregate intrinsic value in millions)	Awards	Average Price*	Aggregate Intrinsic Value	Remaining Term**	Awards	Average Price*	Aggregate Intrinsic Value	Remaining Term**
Stock Options/Stock Appreciation Rights	38,314	$86.58	$917	5.4 years	25,574	$77.64	$824	4.2 years
Performance Share Units/Restricted Stock	2,376	—	260	2.8 years

*	weighted-average exercise price per share

**	weighted-average contractual remaining term in years
The fair value of each option award is estimated on the date of grant using a binomial lattice model. The following table indicates the assumptions used in estimating fair value for the years ended December 31, 2016, 2015 and 2014. Lattice-based option models incorporate ranges of assumptions for inputs, those ranges are as follows:

	2016	2015	2014
Expected volatility	20%	20% - 23%	22% - 26%
Weighted-average volatility	20%	21%	26%
Expected term (in years)	6.5	6.0 - 6.8	7.6 - 8.0
Expected dividend yield	2.7%	2.2%	2.2%
Risk-free rate	0.2% - 2.6%	0.0% - 2.2%	0.0% - 3.1%

Expected volatilities are based on the returns of our stock, including implied volatilities from traded options on our stock for the binomial lattice model. We use historical data to estimate equity award exercise and employee termination behavior within the valuation model. Prior to 2016, separate employee groups and equity award characteristics were considered separately for valuation purposes. The expected term represents an estimate of the period of time equity awards are expected to remain outstanding. The risk-free rate is based on the term structure of interest rates at the time of equity award grant.